content="text/html; charset=iso-8859-1"> Industrial Services of America, Inc. Exhibit 99.1 to Form 10-Q/A
INDUSTRIAL SERVICES OF AMERICA, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly report of Industrial Services of America, Inc. on Form 10-Q for the period ending September 30, 2002 (the "Report"), we, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief: (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Industrial Services of America, Inc. as of and for the periods presented in the Report.

Date: January 21, 2003	By: /s/ Harry Kletter
Harry Kletter, Chief Executive Officer

Date: January 21, 2003	By: /s/ Alan Schroering
Alan Schroering, Chief Financial Officer